================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 Date of report
               (Date of earliest event reported) December 20, 2005

               Bear Stearns Commercial Mortgage Securities II Inc.

             (Exact Name of Registrant as Specified in Its Charter)

         Delaware                  333-108839             20-0121162
(State or Other Jurisdiction      (Commission            (IRS Employer
of Incorporation)                  File Number)        Identification No.)

 383 Madison Avenue, New York, NY                            10179
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code  (212) 272-2000
                                                    --------------

          (Former Name or Former Address, if Changed Since Last Report)

--------------------------------------------------------------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

Section 8  Other Events
---------  ------------

Item 8.01.     Other Events
----------     ------------

         On December 20, 2005, a single series of certificates, entitled Bear
Stearns Commercial Mortgage Securities II Inc., Commercial Mortgage Pass-Through
Certificates, Series 2005-PWR10 (the "Certificates"), was issued pursuant to a pooling and servicing agreement in the form attached hereto as Exhibit 4.1 (the
"Pooling and Servicing Agreement"), entered into by and among Bear Stearns
Commercial Mortgage Securities II Inc. (the "Registrant"), Prudential Asset
Resources, Inc. as a Master Servicer, Wells Fargo Bank, National Association as
a Master Servicer, as Certificate Administrator and as Tax Administrator, ARCap
Servicing, Inc. as Special Servicer, LaSalle Bank National Association as
Trustee and ABN AMRO Bank N.V., as Fiscal Agent. Certain classes of the
Certificates (the "Underwritten Certificates") were registered under the
Registrant's registration statement on Form S-3 (no. 333-108839) and sold to
Bear, Stearns & Co. Inc., ("BSCI") and Morgan Stanley & Co. Incorporated
("MSCI", and together with BSCI, the "Underwriters") pursuant to an underwriting agreement (the "Underwriting Agreement") entered into by and between the
Registrant and the Underwriters.

Section 9  Financial Statements and Exhibits
---------  ---------------------------------

Item 9.01.  Financial Statements and Exhibits.
----------  ---------------------------------

(a) Financial statements of businesses acquired:
    --------------------------------------------

         Not applicable.

(b) Pro forma financial information:
    --------------------------------

         Not applicable.

(c) Exhibits:
    ---------

Exhibit No.    Description

4.1            Pooling and Servicing Agreement among Bear Stearns Commercial
               Mortgage Securities II Inc. as Depositor, Prudential Asset
               Resources, Inc. as a Master Servicer, Wells Fargo Bank, National
               Association as a Master Servicer, as Certificate Administrator
               and as Tax Administrator, ARCap Servicing, Inc. as Special
               Servicer, LaSalle Bank National Association as Trustee and ABN
               AMRO Bank N.V., as Fiscal Agent.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

 Date:   January 4, 2006

                                      BEAR STEARNS COMMERCIAL MORTGAGE
                                      SECURITIES INC.

                                      By: /s/ Richard A. Ruffer, Jr.
                                          --------------------------
                                      Name:  Richard A. Ruffer, Jr.
                                      Title: Vice President

                                  EXHIBIT INDEX

               The following exhibits are filed herewith:

Exhibit No.
-----------

4.1            Pooling and Servicing Agreement among Bear Stearns Commercial
               Mortgage Securities II Inc. as Depositor, Prudential Asset
               Resources, Inc. as a Master Servicer, Wells Fargo Bank, National
               Association as a Master Servicer, as Certificate Administrator
               and as Tax Administrator, ARCap Servicing, Inc. as Special
               Servicer, LaSalle Bank National Association as Trustee and ABN
               AMRO Bank N.V., as Fiscal Agent.